UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Barings Participation Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC) 251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2020

Barings PARTICIPATION INVESTORS 2020 Annual Report

BARINGS PARTICIPATION INVESTORS

Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund listings.

INVESTMENT OBJECTIVE & STRATEGIES

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held virtually on April 23, 2021 at 1:00 P.M. (Eastern Time) at the following website https://viewproxy.com/barings/broadridgevsm/.

PROXY VOTING POLICIES & PROCEDURES: PROXY VOTING RECORD

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.barings.com/mpv and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2019 is available (1) on the Trust’s website at http://www.barings.com/mpv and (2) on the SEC’s website at http://www.sec.gov.

FORM N-PORT

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.barings.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

LEGAL MATTERS

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

BARINGS PARTICIPATION INVESTORS

c / o Barings LLC

300 South Tryon St., Suite 2500

Charlotte, NC 28202

1-866-399-1516

http://www.barings.com/mpv

ADVISER

Barings LLC

300 South Tryon St., Suite 2500

Charlotte, NC 28202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Boston, Massachusetts 02110

COUNSEL TO THE TRUST

Ropes & Gray LLP

Boston, Massachusetts 02110

CUSTODIAN

State Street Bank and Trust Company

Boston, MA 02110

TRANSFER AGENT & REGISTRAR

DST Systems, Inc.

P.O. Box 219086

Kansas City, MO 64121-9086

1-800-647-7374

2020 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/2020*

*	Based on market value of total investments

PORTFOLIO COMPOSITION AS OF 12/31/2019*

*	Based on market value of total investments

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Barings Participation Investors

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

*	Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust’s shares due to the difference between the Trust’s net asset value of its shares outstanding (See page 12 for total investment return based on market value). Past performance is no guarantee of future results.
**	The Credit Suisse Leveraged Loan Index was added in 2018 to represent the Trust’s portfolio composition which now includes a material amount of floating rate securities.
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2020 Annual Report

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2020.

PORTFOLIO PERFORMANCE

The Trust’s net total portfolio rate of return for 2020 was 4.7%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $144,177,379 or $13.60 per share, as of December 31, 2020. This compares to $146,082,140 or $13.80 per share, as of December 31, 2019. The Trust paid a quarterly dividend of $0.20 per share for each of the four quarters of 2020, for a total annual dividend of $0.80 per share. In 2019, the Trust paid four quarterly dividends of $0.27 per share, for a total annual dividend of $1.08 per share. Net taxable investment income for 2020 was $1.00 per share, including approximately $0.21 per share of non-recurring income, compared to 2019 net taxable investment income of $1.11 per share, which included approximately $0.04 per share of non-recurring income.

The Trust’s stock price decreased 26.3% during 2020, from $16.13 as of December 31, 2019 to $11.88 as of December 31, 2020. The Trust’s stock price of $11.88 as of December 31, 2020 equates to a 12.7% discount to the December 31, 2020 net asset value per share of $13.60. The Trust’s average quarter-end premium for the 3-, 5-, and 10-year periods ended December 31, 2020 was 5.3%, 5.0% and 7.0%, respectively.

The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2020 and the Credit Suisse Leveraged Loan Index for the 1- and 3-year periods ended December 31, 2020 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	Credit Suisse Leveraged Loan Index

1 Year	4.66%	7.11%	2.78%

3 Years	6.70%	6.24%	3.99%

5 Years	8.59%	8.59%

10 Years	9.99%	6.80%

25 Years	11.45%	7.11%

Past performance is no guarantee of future results

PORTFOLIO ACTIVITY

The Trust had an active fourth quarter, closing on 10 new private placement investments totaling $15.7 million and 13 add-on investments in existing portfolio companies totaling $3.8 million. For the year, the Trust closed 20 new private placement investments, and 22 add-on investments in existing portfolio companies. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2020 was $31.6 million, which was significantly more than the $24.1 million of private placement investments made by the Trust in 2019.

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Barings Participation Investors

New deal activity in 2020 occurred primarily in the first and fourth quarters as a result of economic stress and uncertainty caused by COVID-19 beginning in March 2020. Lower middle-market merger and acquisition activity, as well as an increased need for internal portfolio company liquidity, led to lower new investment activity in the second and third quarters of 2020. The Trust was well-positioned to invest in the fourth quarter when the market returned due to the continuation of increased origination flow into 1st lien senior secured middle market assets, expansion of the private debt platform of Barings (the Trust’s investment advisor); and overall activity within the private debt market. These favorable items were partially offset by the continuance of hyper-competitive and aggressive market conditions. Competition for new investment opportunities remained intense due to the amount of fresh capital that flowed into the private debt and private equity markets. As a result, companies continued to be pursued aggressively by both buyers and lenders alike, leading to the continued prevalence of high purchase multiples and leverage levels in the market.

Earlier in 2020, the Trust’s portfolio experienced an increased level of economic stress due to COVID-19. The Trust had one 1st lien senior secured loan defer a portion of the cash interest. During the course of the year, in addition to working on new investment activity, we continued to maintain our focus on managing and maintaining the quality of the portfolio. Towards the end of the third quarter, the credit quality of the Trust’s existing portfolio stabilized and began a trend of improvement that continued through the fourth quarter. In our view, the number of companies on our watch list or in default has remained at acceptable levels.

We had 13 companies exit from the Trust’s portfolio during 2020. This level of exit activity in the Trust’s portfolio was below recent years as realization levels have ranged from 18-32 exits annually since 2014. In 12 of these exits, the Trust realized a positive return on its investment. This level of realization activity in recent years is yet another indicator of how active and aggressive the middle market M&A and debt markets have been, and continue to be.

During 2020, the Trust had seven portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies seeking to take advantage of lower interest rates and the abundance of debt capital. Unless replaced by new private debt investments, these prepayments reduce net investment income. The level of refinancing activity the portfolio has experienced has remained relatively stable since 2016. Four portfolio companies paid dividends to the Trust on its equity holdings in those companies.

OUTLOOK FOR 2021

As we enter 2021, we believe debt markets continue to look promising. Default rates remain at relatively low levels, there appears to be plenty of both private equity and private debt capacity, which should continue to drive middle market M&A activity, and our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain, aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

The Trust lowered its quarterly dividend to $0.20 per share in 2020 for a total annual dividend of $0.80 per share, as compared to the $0.27 per share quarterly dividend paid in 2019. As has been mentioned in prior reports, recurring investment income alone has

4

2020 Annual Report

generally not been sufficient to fully fund the current dividend rate, which has required supplementation from non-recurring income and earnings carry forwards. While recurring investment income remains stable, it may not be sufficient to fully fund the current dividend rate in the future. Net investment income has generally been below the dividend rate since 2013 due principally to the considerable reduction in the number of higher yielding private debt securities resulting from prepayments and realizations in the portfolio, combined with generally lower investment returns available due to market and competitive dynamics in recent years. Floating interest rates continue to be low by historic standards, and should such rates rise, the Trust’s income would likely also rise. The percentage of the portfolio in floating rate debt securities, which are often secured and generally of higher credit quality than higher-yielding junior debt, increased in 2020 to 58% as of December 31, 2020, compared to 44% as of December 31, 2019. All of the above said, the level of recurring investment income expected to be generated by the Trust in 2021 combined with the availability of earnings carry forwards and other non-recurring income, is currently expected to be sufficient to maintain the current dividend rate over the next several quarters. Over time, however, the Trust’s dividend paying ability tends to be correlated with its recurring earnings capacity. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with the Trust’s recurring earnings.

As always, I would like to thank you for your continued interest in and support of Barings Participation Investors. I look forward to seeing you at the Trust’s annual shareholder meeting on April 23, 2021.

Sincerely,

Christina Emery

President

5

Barings Participation Investors

2020 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/4/2020	0.2000	0.2000	-	-
Regular	8/3/2020	0.2000	0.2000	-	-
Regular	11/2/2020	0.2000	0.2000	-	-
Regular	12/31/2020	0.2000	0.2000	-	-
		0.8000	0.8000	0.0000	0.0000

The Trust did not have distributable net long term gains in 2020.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share	Percent	Amount Per Share
$ 0.80	1.1105%	0.0089	1.1105%	0.0089	0%	0.0000
*	Not available to individual shareholders
**	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2020

6

BARINGS PARTICIPATION INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	8

Consolidated Statement of Operations	9

Consolidated Statement of Cash Flows	10

Consolidated Statements of Changes in Net Assets	11

Consolidated Selected Financial Highlights	12

Consolidated Schedule of Investments	13-40

Notes to Consolidated Financial Statements	41-50

Report of Independent Registered Public Accounting Firm	51

Interested Trustees	52-53

Independent Trustees	54-55

Officers of the Trust	56-57

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Barings Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value
(Cost - $128,000,750 )	$122,799,787
Corporate restricted securities - rule 144A securities at fair value
(Cost - $11,273,307 )	12,153,488
Corporate public securities at fair value
(Cost - $8,551,323 )	8,525,966
Short-term securities at fair value
(Cost - $4,997,696)	4,998,106

Total investments (Cost - $152,823,076 )	148,477,347

Cash	12,640,481
Interest receivable	1,102,649
Receivable for investments sold	17,480
Other assets	968,513

Total assets	163,206,470

Liabilities:
Note payable	15,000,000
Dividend payable	2,120,340
Payable for investments purchased	1,430,070
Investment advisory fee payable	323,949
Tax payable	118,145
Interest payable	27,267
Accrued expenses	9,320

Total liabilities	19,029,091

Commitments and Contingencies (See Note 7)

Total net assets	$144,177,379

Net Assets:
Common shares, par value $.01 per share	$106,017
Additional paid-in capital	142,111,125
Total distributable earnings	1,960,237

Total net assets	$144,177,379

Common shares issued and outstanding (14,787,750 authorized)	10,601,700

Net asset value per share	$13.60

See Notes to Consolidated Financial Statements

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2020 Annual Report

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2020

Investment Income:
Interest	$12,786,007
Dividends	272,848
Other	139,975

Total investment income	13,198,830

Expenses:
Investment advisory fees	1,262,599
Interest	613,500
Trustees’ fees and expenses	307,000
Professional fees	294,259
Reports to shareholders	46,000
Custodian fees	24,000
Other	20,995

Total expenses	2,568,353

Investment income - net	10,630,477

Net realized and unrealized gain on investments:
Net realized loss on investments before taxes	(234,879)
Income tax benefit	474,927

Net realized gain on investments after taxes	240,048

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(4,521,459)
Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(4,521,459)

Net loss on investments	(4,281,411)

Net increase in net assets resulting from operations	$6,349,066

See Notes to Consolidated Financial Statements

9

Barings Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2020

Net decrease in cash:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$859,755
Purchases of portfolio securities	(47,401,423)
Proceeds from disposition of portfolio securities	47,233,054
Interest, dividends and other income received	11,261,746
Interest expense paid	(613,500)
Operating expenses paid	(2,066,901)
Income taxes paid	(762,033)

Net cash provided by operating activities	8,510,698

Cash flows from financing activities:
Cash dividends paid from net investment income	(9,219,572)
Receipts for shares issued on reinvestment of dividends	227,533

Net cash used for financing activities	(8,992,039)

Net decrease in cash	(481,341)

Cash - beginning of year	13,121,822

Cash - end of year	$12,640,481

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$6,349,066
Decrease in investments	2,149,725
Increase in interest receivable	(131,026)
Decrease in receivable for investments sold	87,143
Increase in other assets	(966,538)
Increase in payable for investments purchased	1,430,070
Decrease in investment advisory fee payable	(4,736)
Decrease in tax payable	(295,694)
Decrease in accrued expenses	(107,312)

Total adjustments to net assets from operations	2,161,632

Net cash provided by operating activities	$8,510,698

See Notes to Consolidated Financial Statements

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2020 Annual Report

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2020

	2020	2019
Increase / (decrease) in net assets:

Operations:
Investment income - net	$10,630,477	$10,575,402
Net realized gain on investments after taxes	240,048	769,899
Net change in unrealized (depreciation) appreciation of investments after taxes	(4,521,459)	6,464,660

Net increase in net assets resulting from operations	6,349,066	17,809,961

Increase from common shares issued on reinvestment of dividends
Common shares issued (2020 - 14,472; 2019 - 60,330)	227,533	933,680

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2020 - $0.80 per share; 2019 - $1.08 per share)	(8,481,360)	(11,410,602)

Total (decrease) / increase in net assets	(1,904,761)	7,333,039

Net assets, beginning of year	146,082,140	138,749,101

Net assets, end of year	$144,177,379	$146,082,140

See Notes to Consolidated Financial Statements

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Barings Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2020		2019	2018		2017		2016
Net asset value:
Beginning of year	$13.80		$13.18	$13.91		$13.15		$13.10

Net investment income (a)	1.00		1.00	1.03		1.09		1.00
Net realized and unrealized gain (loss) on investments	(0.40)		0.69	(0.68)		0.75		0.13

Total from investment operations	0.60		1.69	0.35		1.84		1.13

Dividends from net investment income to common shareholders	(0.80)		(1.08)	(1.08)		(1.08)		(1.08)
Increase / (Decrease) from dividends reinvested	0.00	(b)	0.01 (b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Total dividends	(0.80)		(1.07)	(1.08)		(1.08)		(1.08)

Net asset value: End of year	$13.60		$13.80	$13.18		$13.91		$13.15

Per share market value: End of year	$11.88		$16.13	$15.05		$14.10		$14.20

Total investment return
Net asset value (c)	4.66%		13.21%	2.53%		14.29%		8.75%
Market value (c)	(21.11%	)	14.72%	15.02%		7.21%		11.45%

Net assets (in millions):
End of year	$144.18		$146.08	$138.75		$145.48		$136.61
Ratio of total expenses to average net assets (d)	1.47%		2.26%	2.76%		3.23%		2.26%
Ratio of operating expenses to average net assets	1.38%		1.45%	1.56%		1.49%		1.35%
Ratio of interest expense to average net assets	0.43%		0.42%	0.42%		0.43%		0.44%
Ratio of income tax expense (benefit) to average net assets	(0.34%	)	0.39%	0.78%		1.31%		0.47%
Ratio of net investment income to average net assets	7.52%		7.30%	7.47%		7.92%		7.45%
Portfolio turnover	34%		22%	48%		24%		31%

(a)	Calculated using average shares.

(b)	Rounds to less than $0.01 per share.

(c)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)	Total expenses include income tax expense (benefit).

Senior borrowings:

Total principal amount (in millions)	$15	$15	$15	$15	$15

Asset coverage per $1,000 of indebtedness	$10,612	$10,739	$10,250	$10,699	$10,107

See Notes to Consolidated Financial Statements

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2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2020

Corporate Restricted Securities - 93.60%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 85.17%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
6.75% Term Loan due 6/24/2025 (LIBOR + 5.750%)	$2,465,000	*	$2,424,369	$2,415,700
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
5.26% Term Loan due 12/31/2024 (LIBOR + 5.000%)	$974,753	12/19/18	961,866	934,886

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2023	$1,926,010	*	1,917,662	1,926,010
12% Junior Subordinated Note due 02/28/2023	$213,772	08/17/20	201,869	211,340
Preferred Stock (B)	73 shs.	**	—	7,832
Preferred Stock Series A (B)	1,155 shs.	***	115,513	195,750
Preferred Stock Series V (B)	53 shs.	12/31/19	5,251	6,286
Common Stock (B)	373 shs.	***	373	61,203
Common Stock Series B (B)	44 shs.	**	—	7,221
* 03/27/15, 11/16/18, 07/1/19, 08/21/19 and 12/05/19.			2,240,668	2,415,642
** 03/27/15, 11/15/18 and 12/31/19.
*** 03/27/15, 11/15/18, 12/31/19 and 08/14/20.

See Notes to Consolidated Financial Statements

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Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
6.75% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$963,473	04/09/19	$948,045	$954,260

American Scaffold, Inc.

A provider of scaffolding and environmental containment solutions.
6.25% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$1,287,571	09/06/19	1,264,984	1,287,571

AMS Holding LLC

A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	113,636	234,236

ASC Holdings, Inc.

A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$893,847	11/19/15	892,458	892,906
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	38,441
			1,003,558	931,347
ASPEQ Holdings

A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$1,199,508	11/08/19	1,184,962	1,188,396

Audio Precision

A provider of high-end audio test and measurement sensing instrumentation software and accessories.
7.00% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$1,768,500	10/30/18	1,745,926	1,750,815

See Notes to Consolidated Financial Statements

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2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	$209,390	$209,390
Common Stock (B)	210 shs.	08/17/15	210	143,539
			209,600	352,929

BBB Industries LLC

A supplier of re-manufactured parts to the North American automotive aftermarket.
8.65% Second Lien Term Loan due 06/26/2026 (LIBOR + 8.500%)	$1,725,000	08/02/18	1,688,825	1,635,472

BDP International, Inc.

A provider of transportation and related services to the chemical and life sciences industries.
6.25% Term Loan due 12/19/2024 (LIBOR + 5.250%)	2,415,700	12/18/18	2,383,822	2,367,386
6.25% Incremental Term Loan due 12/19/2024 (LIBOR + 5.250%)	43,138	12/07/20	42,289	42,275
			2,426,111	2,409,661

Beacon Pointe Advisors, LLC

An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
6.00% Term Loan due 03/31/2026 (LIBOR + 5.000%) (H)	$995,227	03/31/20	612,020	631,591

BEI Precision Systems & Space Company, Inc.

A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,503,125	04/28/17	1,486,295	1,503,125
Limited Liability Company Unit (B)(F)	4,167 uts.	*	416,654	472,636
* 04/28/17 and 02/07/19.			1,902,949	1,975,761

See Notes to Consolidated Financial Statements

15

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	$51,064	$164,580
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	65,157
			71,280	229,737

BlueSpire Holding, Inc.

A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	2,956 shs.	06/30/15	937,438	50,459

Brown Machine LLC

A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$680,840	10/03/18	675,513	680,840

Cadence, Inc.

A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
5.50% First Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$890,782	*	879,584	858,091
* 05/14/18 and 05/31/19.

Cadent, LLC

A provider of advertising solutions driven by data and technology.
6.50% Term Loan due 09/07/2023 (LIBOR + 5.500%)	$970,231	09/04/18	964,990	948,206

Clarion Brands Holding Corp.

A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	364,715

See Notes to Consolidated Financial Statements

16

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.00% Term Loan due 12/31/2023 (LIBOR +6.000%)	$1,574,763	12/20/18	$1,551,391	$1,543,897

Clubessential LLC

A leading SaaS platform for private clubs and resorts.
6.25% (1% PIK) Senior Subordinated Note due 11/30/2023 (LIBOR + 5.250%)	$1,716,375	01/09/20	1,695,119	1,696,637

Command Alkon

A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$2,079,648	*	2,022,555	2,017,259
Limited Liability Company Unit	18 uts.	04/23/20	18,006	18,629
Limited Liability Company Unit Class B	6,629 uts.	04/23/20	—	1,624
* 04/23/20, 10/30/20 and 11/18/20.			2,040,561	2,037,512

Concept Machine Tool Sales, LLC

A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR +5.000%)	$623,694	01/30/20	613,514	577,353
Limited Liability Company Unit (F)	1,171 shs.	01/30/20	46,910	32,472
			660,424	609,825

CORA Health Services, Inc.

A provider of outpatient rehabilitation therapy services.
11.00% (1% PIK) Term Loan due 05/05/2025 (H)	$1,555,713	*	1,474,926	1,473,536
Preferred Stock Series A (B)	758 shs.	06/30/16	2,647	120,277
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	28,958
* 05/01/18, 06/28/19 and 09/30/20			1,481,364	1,622,771

See Notes to Consolidated Financial Statements

17

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
6.25% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$1,402,897	12/22/20	$1,374,954	$1,374,839

Dart Buyer, Inc.

A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
5.75% Term Loan due 04/01/2025 (LIBOR + 4.750%) (H)	$1,708,945	04/01/19	1,403,586	1,413,529

Del Real LLC

A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,403,759	1,278,529
Limited Liability Company Unit (B)(F)	368,799 uts.	*	368,928	91,997
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,772,687	1,370,526

DPL Holding Corporation

A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	25 shs.	05/04/12	252,434	364,622
Common Stock (B)	25 shs.	05/04/12	28,048	—
			280,482	364,622

Dunn Paper

A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/26/2023
(LIBOR + 8.750%)	$1,725,000	09/28/16	1,711,693	1,693,777

See Notes to Consolidated Financial Statements

18

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
5.00% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$1,491,426	12/21/18	$1,476,580	$1,491,426
Common Stock (B)	52 shs.	12/28/18	52,176	99,677
			1,528,756	1,591,103

Elite Sportswear Holding, LLC

A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$1,588,640	10/14/16	1,568,694	—
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	—
			1,728,416	—

English Color & Supply LLC

A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,350,723	06/30/17	1,337,195	1,349,707
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	368,003
			1,734,890	1,717,710

E.S.P. Associates, P.A.

A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	167,206
* 06/29/18 and 12/29/20.

F G I Equity LLC

A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	613,849

See Notes to Consolidated Financial Statements

19

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Foundation Risk Partners, Corp.
A retail insurance brokerage firm focused on providing commercial P&C and employee benefits solutions to small and medium-sized clients.
5.75% First Lien Term Loan due 11/10/2023 (LIBOR + 4.750%) (H)	$666,458	09/30/20	$553,315	$553,337
9.50% Second Lien Term Loan due 11/10/2024 (LIBOR + 8.500%) (H)	$333,333	09/30/20	102,512	103,377
			655,827	656,714

GD Dental Services LLC

A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	—
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	—

gloProfessional Holdings, Inc.

A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$1,380,135	03/27/13	989,505	1,311,129
Preferred Stock (B)	295 shs.	03/29/19	295,276	363,152
Common Stock (B)	1,181 shs.	03/27/13	118,110	19,593
			1,402,891	1,693,874

GraphPad Software, Inc.

A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 12/21/2023 (LIBOR + 6.000%)	$2,421,666	*	2,397,712	2,373,231
* 12/19/17 and 04/16/19.

GTI Holding Company

A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	1,046 shs.	*	104,636	215,450
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	81,772
* 02/05/14 and 11/22/17.			141,452	297,222

See Notes to Consolidated Financial Statements

20

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	$371,644	$433,899
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	433,899

Happy Floors Acquisition, Inc.

A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$393,890	07/01/16	391,775	393,890
Common Stock (B)	150 shs.	07/01/16	149,500	375,042
			541,275	768,932

Hartland Controls Holding Corporation

A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 12/01/2023	$1,198,294	02/14/14	1,197,477	1,198,294
14% Senior Subordinated Note due 12/01/2023	$436,299	06/22/15	436,110	436,299
Common Stock (B)	821 shs.	02/14/14	822	282,334
			1,634,409	1,916,927

HHI Group, LLC

A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	409,129

Holley Performance Products

A provider of automotive aftermarket performance products.
5.21% Term Loan due 10/24/2025 (LIBOR + 5.000%)	$2,415,700	10/24/18	2,390,674	2,415,700

See Notes to Consolidated Financial Statements

21

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—

Hyperion Materials & Technologies, Inc.

A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.50% Term Loan due 08/14/2026 (LIBOR + 5.500%)	$1,597,440	08/16/19	1,573,940	1,579,542

IGL Holdings III Corp.

A specialty label and flexible packaging converter.
6.75% Term Loan due 10/23/2026 (LIBOR + 5.750%) (H)	$1,725,000	11/02/20	1,179,796	1,178,847

IM Analytics Holdings, LLC

A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.00% Term Loan due 11/22/2023 (LIBOR + 7.000%)	$1,057,907	11/21/19	1,050,246	899,856
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			1,050,246	899,856

Industrial Service Solutions

A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
5.75% Term Loan due 02/05/2026 (LIBOR + 5.500%)	$898,960	02/05/20	883,696	830,549

See Notes to Consolidated Financial Statements

22

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
6.00% Term Loan due 9/30/2026 (LIBOR + 5.000%) (H)	$1,253,694	11/18/20	$833,985	$833,482
Limited Liability Company Unit	20 uts.	11/19/20	19,757	19,760
			853,742	853,242

LAC Acquisition LLC

A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.75% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$1,327,397	10/01/18	1,308,743	1,294,212
Limited Liability Company Unit Class A (F)	22,222 uts.	10/01/18	22,222	26,541
			1,330,965	1,320,753

LYNX Franchising

A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
7.25% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$1,725,000	12/22/20	1,690,641	1,690,500

Manhattan Beachwear Holding Company

A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$419,971	01/15/10	404,121	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—

Master Cutlery LLC

A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/20/2022 (D)	$868,102	04/17/15	867,529	—
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,545,858	—

See Notes to Consolidated Financial Statements

23

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration and other condition indicators and monitors for in-transit and storage applications.
6.75% First Out Term Loan due 11/22/2025 (LIBOR + 6.000%)	$494,457	11/25/19	$486,250	$485,804

MES Partners, Inc.

An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	30,926 shs.	07/25/19	12,412	—
Preferred Stock Series C (B)	1,275 shs.	09/22/20	457,365	160,286
Common Stock Class B (B)	259,252 shs.	*	244,163	—
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	351,890 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			713,940	160,286

MeTEOR Education LLC

A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$915,819	03/09/18	906,537	922,224
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	109,718
			1,089,701	1,031,942

Motion Controls Holdings

A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	24,053
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	2,181
			—	26,234

Music Reports, Inc.

An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
7.25% Term Loan due 08/21/2026 (LIBOR + 6.250%)	$605,170	08/25/20	590,925	591,806

See Notes to Consolidated Financial Statements

24

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$1,750,000	12/30/20	$1,697,548	$1,697,500

Options Technology Ltd

A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.50% Term Loan due 12/18/2025 (LIBOR + 4.500%) (H)	$1,598,229	12/23/19	1,236,056	1,241,535

PANOS Brands LLC

A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,764,368	1,775,705
Common Stock Class B (B)	380,545 shs.	*	380,545	557,623
* 01/29/16 and 02/17/17.			2,144,913	2,333,328

PB Holdings LLC

A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
5.52% Term Loan due 03/06/2025 (LIBOR + 5.250%)	$783,253	03/06/19	772,355	712,056

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
8.75% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$387,642	09/29/20	374,652	378,759
7.50% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$1,894,364	11/14/17	1,868,129	1,850,983
			2,242,781	2,229,742

See Notes to Consolidated Financial Statements

25

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.40% int.	*	$174,669	$5,949
* 11/29/12 and 12/20/16.

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$1,069,985	07/31/14	1,064,183	909,487
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	6,214
* 09/28/17 and 02/15/18.			1,237,081	915,701

PPC Event Services

A special event equipment rental business.
Preferred Stock Series P-1 (B)	71 shs.	07/21/20	71,018	—
Common Stock (B)	170,927 shs.	07/21/20	—	—
16.00% Term Loan due 05/28/2023 (D)	$951,093	07/21/20	678,926	—
8.00% Term Loan due 05/28/2023 (D)	$693,994	07/21/20	651,796	—
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	—
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	—
			1,616,659	—

Recovery Point Systems, Inc.

A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 7/31/2026 (LIBOR + 6.500%)	$1,356,514	08/12/20	1,331,142	1,353,123

RedSail Technologies

A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
6.25% Term Loan due 10/27/2026 (LIBOR + 5.500%)	$1,725,000	12/09/20	1,682,297	1,681,875

See Notes to Consolidated Financial Statements

26

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	$184,689	$570,274

REVSpring, Inc.

A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
9.25% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,687,649	1,678,943

Rock-it Cargo

A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.00% Term Loan due 06/22/2024 (G) (LIBOR + 5.000% Cash & 2.750% PIK)	$2,479,244	*	2,443,050	2,051,326
* 07/30/18 and 09/30/20.

ROI Solutions

Call center outsourcing and end user engagement services provider.
6.00% Term Loan due 07/31/2024 (LIBOR + 5.000%) (H)	$1,619,570	07/31/18	638,681	651,711

RPX Corp

A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$1,725,000	10/22/20	1,687,675	1,686,188

Ruffalo Noel Levitz

A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$1,238,636	01/08/19	1,230,930	1,232,322

See Notes to Consolidated Financial Statements

27

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
Common Stock	29 shs.	12/16/20	$29,262	$29,260
7.00% Term Loan due 12/15/2026 (LIBOR + 6.000%) (H)	$1,695,738	12/15/20	1,211,615	1,211,337
			1,240,877	1,240,597

Sandvine Corporation

A provider of active network intelligence solutions.
8.15% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,693,549	1,713,021

Sara Lee Frozen Foods

A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,502,622	07/27/18	1,480,528	1,401,947

Scaled Agile, Inc.

A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2024 (LIBOR + 4.750%)	$657,547	06/27/19	652,961	650,971

SEKO Worldwide, LLC

A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$1,725,000	12/30/20	1,430,105	1,439,591

Soliant Holdings, LLC

A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.50% Term Loan due 11/30/2026 (LIBOR + 5.500%) (H)	$1,010,800	12/27/19	993,485	1,003,623

See Notes to Consolidated Financial Statements

28

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$1,237,406	12/19/18	$1,229,179	$1,237,406
Limited Liability Company Unit (B)	531,730 uts.	02/20/19	539,795	1,806,597
			1,768,974	3,044,003

Springbrook Software

A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%) (H)	$1,648,956	12/23/19	1,176,215	1,181,816

SR Smith LLC

A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022 (D)	$1,084,565	*	1,047,502	1,030,337
Limited Liability Company Unit Series A	1,072 uts.	*	1,060,968	2,075,570
* 03/27/17 and 08/07/18.			2,108,470	3,105,907

Strahman Holdings Inc.

A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	394,577
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	65,883
			188,961	460,460

Sunvair Aerospace Group Inc.

An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024	$1,983,335	*	1,956,861	1,983,335
Preferred Stock Series A	28 shs.	12/21/20	71,176	71,170
Common Stock (B)	68 shs.	**	104,986	118,923
* 07/31/15 and 12/21/20.			2,133,023	2,173,428
** 07/31/15 and 11/08/17.

See Notes to Consolidated Financial Statements

29

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%) (H)	$1,722,022	*	$1,558,094	$1,573,679
* 12/02/19 and 12/15/20.

Therma-Stor Holdings LLC

A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	—	10,698

Transit Technologies LLC

A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
4.97% Term Loan due 02/10/2025 (LIBOR + 4.750%) (H)	$1,560,620	02/13/20	757,836	675,124

Trident Maritime Systems

A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
6.50% Term Loan due 06/04/2024 (LIBOR + 5.500%)	$2,333,937	05/14/18	2,304,357	2,327,470

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 03/31/2022 (D)	$1,204,904	01/23/15	1,203,934	—

Truck-Lite

A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$1,713,721	12/13/19	1,684,606	1,670,707

See Notes to Consolidated Financial Statements

30

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
5.75% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$2,461,839	09/28/18	$2,435,069	$2,418,757
Limited Liability Company Unit (B)(F)	49 uts.	09/28/18	49,676	42,940
			2,484,745	2,461,697

U.S. Legal Support, Inc.

A provider of court reporting, record retrieval and other legal supplemental services.
6.75% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$2,168,850	*	2,081,154	1,961,172
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management

An operator of oral surgery practices providing medically necessary treatments.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$2,431,723	*	2,402,466	2,415,377
* 01/04/19 and 10/01/19.

U.S. Retirement & Benefits Partners, Inc.

A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
9.75% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%) (H)	$1,725,000	03/05/18	1,675,605	1,655,692

UBEO, LLC

A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$1,558,661	11/05/18	1,538,847	1,549,886

UroGPO, LLC

A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
7.25% Term Loan due 12/15/2026 (LIBOR + 6.250%)	$2,500,000	12/14/20	2,450,388	2,450,000

See Notes to Consolidated Financial Statements

31

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
6.50% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,414,688	05/17/18	$2,387,438	$2,359,391

Westminster Acquisition LLC

A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
14% Senior Subordinated Note due 08/03/2021 (D)	$383,062	08/03/15	382,227	—
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	—
			752,468	—

Whitebridge Pet Brands Holdings, LLC

A manufacturer and marketer of branded, all-natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	168,857
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	144,830
			148,096	313,687

Wolf-Gordon, Inc.

A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	62,177	133,977

World 50, Inc.

A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.25% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$381,017	09/21/20	370,183	381,017
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$1,218,636	01/09/20	1,193,128	1,197,188
			1,563,311	1,578,205

See Notes to Consolidated Financial Statements

32

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	1,500 shs.	11/03/11	$150,000	$150,695

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	2,936 shs.	02/05/19	293,616	293,600
Common Stock (B)	2,046 shs.	*	200,418	78,686
* 03/04/15 and 02/07/18.			494,034	372,286

Total Private Placement Investments (E)			$128,000,750	$122,799,787

See Notes to Consolidated Financial Statements

33

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 8.43%:

Bonds - 8.43%
Altice Financing S.A.	7.500%	05/15/26	$308,000	$308,000	$325,032
American Airlines Inc.	11.750	07/15/25	500,000	495,388	576,625
Boyne USA, Inc.	7.250	05/01/25	129,000	129,000	135,289
BWAY Holding Company	7.250	04/15/25	750,000	697,796	757,499
Cleveland-Cliffs Inc.	9.875	10/17/25	500,000	544,723	588,125
CommScope Finance LLC	8.250	03/01/27	500,000	477,458	533,750
CVR Energy Inc.	5.750	02/15/28	500,000	454,799	473,750
Diebold Nixdorf	9.375	07/15/25	350,000	372,229	392,000
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	479,117	520,625
First Quantum Minerals Ltd.	7.250	04/01/23	385,000	382,635	396,810
GRD Holding III Corp.	8.750	09/01/25	375,000	378,254	405,938
Houghton Mifflin Harcourt	9.000	02/15/25	500,000	491,769	508,750
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	511,000	515,471	511,000
OPE KAG Finance Sub	7.875	07/31/23	385,000	392,148	385,000
Panther BF Aggregator 2 LP	8.500	05/15/27	100,000	92,982	108,641
PBF Holding Company LLC	9.250	05/15/25	115,000	113,589	113,379
Prime Security Services, LLC	6.250	01/15/28	885,000	777,493	950,126
Solera Holdings Inc.	10.500	03/01/24	667,000	694,992	691,179
Suncoke Energy	7.500	06/15/25	500,000	487,339	496,350
Terrier Media Buyer, Inc.	8.875	12/15/27	530,000	508,546	584,325
The Manitowoc Company, Inc.	9.000	04/01/26	500,000	488,217	540,000
Trident TPI Holdings Inc.	9.250	08/01/24	500,000	488,056	532,500
Veritas US, Inc.	10.500	02/01/24	750,000	676,331	761,249
Verscend Holding Corp.	9.750	08/15/26	482,000	510,155	522,368
Warrior Met Coal, Inc.	8.000	11/01/24	161,000	161,000	164,623
WESCO International, Inc.	7.250	06/15/28	157,000	155,820	178,555

Total Bonds				11,273,307	12,153,488

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				$11,273,307	$12,153,488

Total Corporate Restricted Securities				$139,274,057	$134,953,275

See Notes to Consolidated Financial Statements

34

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Corporate Public Securities - 5.91%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 3.22%
Almonde, Inc.	3.500%	4.500%	06/13/24	$354,250	$313,543	$346,613
AHEAD DB Holdings, LLC	8.500	9.500	10/14/27	1,172,650	1,138,316	1,137,471
BMC Software Finance, Inc.	4.250	4.397	06/26/25	490,000	486,670	487,408
Confie Seguros Holding II Co.	8.500	8.725	10/31/25	446,131	439,954	398,591
Edelman Financial Services	6.750	6.897	06/08/26	128,178	127,733	128,178
Envision Healthcare Corp.	3.750	3.897	10/10/25	744,933	521,307	619,136
Golden Nugget, Inc.	2.500	3.250	10/04/23	434,320	368,911	418,371
ION Trading Technologies Sarl	4.000	5.000	11/21/24	269,930	265,703	268,967
PS Logistics LLC	4.750	5.750	03/01/25	472,929	475,803	458,741
STS Operating, Inc.	8.000	9.000	04/25/26	500,000	505,000	385,315

Total Bank Loans					4,642,940	4,648,791

Bonds - 2.25%
Clear Channel Worldwide Holdings, Inc.		9.250	02/15/24	137,000	131,433	138,713
Dish DBS Corporation		7.750	07/01/26	385,000	407,877	431,204
Encana Corp.		6.500	08/15/34	500,000	477,681	579,020
Genesis Energy LP		6.500	10/01/25	337,000	320,863	327,733
Hecla Mining Company		7.250	02/15/28	500,000	472,454	546,250
Hughes Satellite Systems Corporation		7.625	06/15/21	500,000	500,415	512,500
PBF Holding Company LLC		7.250	06/15/25	385,000	394,133	249,570
Triumph Group, Inc.		7.750	08/15/25	500,000	503,088	456,875

Total Bonds					3,207,944	3,241,865

Common Stock - 0.09%
Jupiter Resources Inc.				41,472	200,439	132,710

Total Common Stock					200,439	132,710

Preferred Stock - 0.35%
B. Riley Financial Inc.				20,000	500,000	502,600

Total Preferred Stock					500,000	502,600

Total Corporate Public Securities					$8,551,323	$8,525,966

See Notes to Consolidated Financial Statements

35

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Short-Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 3.47%
American Honda Finance Corp.	0.253%	02/22/21	$1,000,000	$999,639	$999,639
The Intercontinental Exchange	0.304	01/07/21	1,000,000	999,950	999,950
National Grid PLC	0.253	01/06/21	1,000,000	999,965	999,965
Standard Chartered Bank	0.155	10/05/21	1,000,000	998,821	999,231
The Walt Disney Company	0.470	02/22/21	1,000,000	999,321	999,321

Total Short-Term Securities				$4,997,696	$4,998,106

Total Investments	102.98%			$152,823,076	$148,477,347

Other Assets	10.22				14,729,123
Liabilities	(13.22)				(19,029,091)

Total Net Assets	100.00%				$144,177,379
(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of December 31, 2020 the values of these securities amounted to $122,799,787 or 85.17% of net assets.
(F)	Held in PI Subsidiary Trust
(G)	PIK non-accrual
(H)	A portion of these securities contain unfunded commitments. As of December 31, 2020, total unfunded commitments amounted to $5,329,225 and had unrealized depreciation of $(16,400) or (0.01)% of net assets. See Note 7.
^	Effective yield at purchase

   PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

36

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 8.01%
American Scaffold, Inc.	$1,287,571
BEI Precision Systems & Space Company, Inc.	1,975,761
CTS Engines	1,374,839
Dart Buyer, Inc.	1,413,529
Sunvair Aerospace Group Inc.	2,173,428
Trident Maritime Systems	2,327,470
Trident TPI Holdings Inc.	532,500
Triumph Group, Inc.	456,875
11,541,973

AIRLINES - 0.40%
American Airlines Inc.	576,625

AUTOMOTIVE - 6.43%
American Honda Finance Corp.	999,639
Aurora Parts & Accessories LLC	352,929
BBB Industries LLC	1,635,472
DPL Holding Corporation	364,622
English Color & Supply LLC	1,717,710
Holley Performance Products	2,415,700
Panther BF Aggregator 2 LP	108,641
Truck-Lite	1,670,707
9,265,420

BANKING - 0.69%
Standard Chartered Bank	999,231

BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.79%
The Intercontinental Exchange	999,950
The Hilb Group, LLC	1,573,679
2,573,629

BUILDING MATERIALS - 0.63%
Happy Floors Acquisition, Inc.	768,932
Wolf-Gordon, Inc.	133,977
902,909

Fair Value/ Market Value
CABLE & SATELLITE - 0.36%
Hughes Satellite Systems Corporation	$512,500

CHEMICALS - 1.58%
CVR Partners, L.P.	—
Kano Laboratories LLC	853,242
LBC Tank Terminals Holding Netherlands B.V.	511,000
Polytex Holdings LLC	915,701
2,279,943
CONSUMER CYCLICAL SERVICES - 4.66%
Accelerate Learning	934,886
LYNX Franchising	1,690,500
MeTEOR Education LLC	1,031,942
PPC Event Services	—
Prime Security Services, LLC	950,126
PS Logistics LLC	458,741
ROI Solutions	651,711
Soliant Holdings, LLC	1,003,623
6,721,529
CONSUMER PRODUCTS - 2.76%
AMS Holding LLC	234,236
Blue Wave Products, Inc.	229,737
Elite Sportwear Holding, LLC	—
gloProfessional Holdings, Inc.	1,693,874
GTI Holding Company	297,222
Handi Quilter Holding Company (Premier Needle Arts)	433,899
HHI Group, LLC	409,129
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Whitebridge Pet Brands Holdings, LLC	313,687
York Wall Holding Company	372,286
3,984,070

See Notes to Consolidated Financial Statements

37

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Industry Classification: (Continued)	Fair Value/ Market Value

DIVERSIFIED MANUFACTURING - 7.48%
Advanced Manufacturing Enterprises LLC	$—
F G I Equity LLC	613,849
Hyperion Materials & Technologies, Inc.	1,579,542
Motion Controls Holdings	26,234
Reelcraft Industries, Inc.	570,274
Safety Products Holdings, Inc.	1,240,597
SR Smith LLC	3,105,907
Strahman Holdings Inc.	460,460
The Manitowoc Company, Inc.	540,000
Therma-Stor Holdings LLC	10,698
Trystar, Inc.	2,461,697
WESCO International, Inc.	178,555
10,787,813
ELECTRIC - 1.80%
Electronic Power Systems	1,591,103
National Grid PLC	999,965
2,591,068
FINANCIAL OTHER - 2.76%
Beacon Pointe Advisors, LLC	631,591
B. Riley Financial Inc.	502,600
Confie Seguros Holding II Co.	398,591
Edelman Financial Services	128,178
Foundation Risk Partners, Corp.	656,714
U.S. Retirement & Benefits Partners, Inc.	1,655,692
3,973,366
FOOD & BEVERAGE - 3.65%
Del Real LLC	1,370,526
PANOS Brands LLC	2,333,328
Sara Lee Frozen Foods	1,401,947
Westminster Acquisition LLC	—
WP Supply Holding Corporation	150,695
5,256,496

Fair Value/ Market Value
HEALTHCARE - 7.97%
Cadence, Inc.	$858,091
CORA Health Services, Inc.	1,622,771
Envision Healthcare Corp.	619,136
GD Dental Services LLC	—
LAC Acquisition LLC	1,320,753
RedSail Technologies	1,681,875
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	2,415,377
UroGPO, LLC	2,450,000
Verscend Holding Corp.	522,368
11,490,371
INDEPENDENT - 0.49%
Jupiter Resources Inc.	132,710
Encana Corp.	579,020
711,730
INDUSTRIAL OTHER - 12.43%
AFC - Dell Holding Corporation	2,415,642
Aftermath, Inc.	954,260
ASPEQ Holdings	1,188,396
Concept Machine Tool Sales, LLC	609,825
E.S.P. Associates, P.A.	167,206
Hartland Controls Holding Corporation	1,916,927
IGL Holdings III Corp.	1,178,847
IM Analytics Holdings, LLC	899,856
Industrial Service Solutions	830,549
Media Recovery, Inc.	485,804
PB Holdings LLC	712,056
Specified Air Solutions	3,044,003
STS Operating, Inc.	385,315
UBEO, LLC	1,549,886
World 50, Inc.	1,578,205
17,916,777

See Notes to Consolidated Financial Statements

38

2020 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Industry Classification: (Continued)	Fair Value/ Market Value
MEDIA & ENTERTAINMENT - 3.04%
BlueSpire Holding, Inc.	$50,459
Boyne USA, Inc.	135,289
Cadent, LLC	948,206
Clear Channel Worldwide Holdings, Inc.	138,713
Dish DBS Corporation	431,204
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	508,750
Music Reports, Inc.	591,806
The Walt Disney Company	999,321
Terrier Media Buyer, Inc.	584,325
4,388,073
METALS & MINING - 1.88%
Cleveland-Cliffs Inc.	588,125
First Quantum Minerals Ltd.	917,435
Hecla Mining Company	546,250
Suncoke Energy	496,350
Warrior Met Coal, Inc.	164,623
2,712,783
MIDSTREAM - 0.23%
Genesis Energy LP	327,733

OIL FIELD SERVICES - 0.00%
Petroplex Inv Holdings LLC	5,949

PACKAGING - 1.64%
ASC Holdings, Inc.	931,347
Brown Machine LLC	680,840
BWAY Holding Company	757,499
2,369,686
PAPER - 1.17%
Dunn Paper	1,693,777

PHARMACEUTICALS - 0.25%
Clarion Brands Holding Corp.	364,715

Fair Value/ Market Value
REFINING - 0.69%
CVR Energy Inc.	$473,750
MES Partners, Inc.	160,286
PBF Holding Company LLC	362,949
Tristar Global Energy Solutions, Inc.	—
996,985
RETAILERS - 0.28%
GRD Holding III Corp.	405,938

RESTAURANTS - 0.29%
Golden Nugget, Inc.	418,371

TECHNOLOGY - 20.68%
1WorldSync, Inc.	2,415,700
AHEAD DB Holdings, LLC	1,137,471
Almonde, Inc.	346,613
Audio Precision	1,750,815
BMC Software Finance, Inc.	487,408
Claritas Holdings, Inc.	1,543,897
Clubessential LLC	1,696,637
Command Alkon	2,037,512
CommScope Finance LLC	533,750
Diebold Nixdorf	392,000
GraphPad Software, Inc.	2,373,231
ION Trading Technologies Sarl	268,967
Options Technology Ltd	1,241,535
Recovery Point Systems, Inc.	1,353,123
REVSpring, Inc.	1,678,943
RPX Corp	1,686,188
Ruffalo Noel Levitz	1,232,322
Sandvine Corporation	1,713,021
Scaled Agile, Inc.	650,971
Solera Holdings Inc.	691,179
Springbrook Software	1,181,816
Transit Technologies LLC	675,124
U.S. Legal Support, Inc.	1,961,172
Veritas US, Inc.	761,249
29,810,644

See Notes to Consolidated Financial Statements

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CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

Industry Classification: (Continued)	Fair Value/ Market Value
TELECOMMUNICATIONS - 0.23%
Altice Financing S.A.	$325,032

TRANSPORTATION SERVICES - 8.72%
BDP International, Inc.	2,409,661
Omni Logistics, LLC	1,697,500
OPE KAG Finance Sub	385,000
Pegasus Transtech Corporation	2,229,742
Rock-it Cargo	2,051,326
SEKO Worldwide, LLC	1,439,591
VP Holding Company	2,359,391
12,572,211
Total Investments - 102.98% (Cost - $152,823,076)	$148,477,347

See Notes to Consolidated Financial Statements

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1.	History

Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

In 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $122,799,787 (85.17% of net assets) as of December 31, 2020 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Process

The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer.

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The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation recommendations to the Trustees, and will report to the Trustees on its rationale for each such determination. The Adviser will continue to use its internal valuation model as a comparison point to validate the price range provided by the valuation provider and, where applicable, in determining the point within that range that it will use in making valuation recommendations to the Trustees. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Trustees that is outside of the range provided by the independent valuation provider, and will notify the Trustees of any such override and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2020, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by

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2020 Annual Report

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changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust is still evaluating the impact of this accounting standard.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

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The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2020.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2020 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$30,513,211	$—	$12,153,488	$18,359,723
Bank Loans	91,262,071	—	3,137,092	88,124,979
Common Stock - U.S.	2,664,149	—	29,260	2,634,889
Preferred Stock	2,686,725	—	—	2,686,725
Partnerships and LLCs	7,827,119	—	—	7,827,119
Public Securities
Bank Loans	4,648,791	—	3,511,320	1,137,471
Corporate Bonds	3,241,865	—	3,241,865	—
Common Stock - U.S.	132,710	—	—	132,710
Preferred Stock	502,600	—	502,600	—
Short-term Securities	4,998,106	999,231	3,998,875	—
Total	$148,477,347	$999,231	$26,574,500	$120,903,616

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2020.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$ 64,114,074	Market Yield	Yield Analysis	5.6% - 23.8%	8.4%

	$ 1,473,535	Income Approach	Implied Spread	7.4% - 15.4%	12.0%

Corporate Bonds	$ 11,846,906	Income Approach	Implied Spread	8.0% - 15.1%	11.0%

Equity Securities**	$ 13,128,974	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 17.8x	10.2x

			EBITDA	$(2.3) million to $297.9 million	$30.8 million

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $30,340,127 have been excluded from the preceding table.

*	The weighted averages disclosed in the table above were weighted by relative fair value
**	Including partnerships and LLC’s

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Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2019	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3*	Transfers out of Level 3*	Ending balance at 12/30/2020
Restricted Securities
Corporate Bonds	$42,798,389	$(4,424,932)	$1,122,385	$(13,057,335)	$(8,078,784)	$—	$—	$18,359,723
Bank Loans	70,255,151	(1,471,968)	27,824,597	—	(9,470,816)	988,015	—	88,124,979
Common Stock - U.S.	3,993,481	798,431	10	(2,157,033)	—	—	—	2,634,889
Preferred Stock	2,836,867	(326,847)	602,919	(426,214)	—	—	—	2,686,725
Partnerships and LLCs	7,510,960	627,878	154,350	(466,069)	—	—	—	7,827,119
Public Securities	—
Bank Loans	1,168,841	(5,000)	1,137,472	(490,000)	—	—	(673,842)	1,137,471
Common Stock - U.S.	—	101,606	—	—	—	31,104	—	132,710
Corporate Bonds	—	404	51,185	(51,589)	—	—	—	—
	$128,563,689	$(4,700,428)	$30,892,918	$(16,648,240)	$(17,549,600)	$1,109,119	$(673,842)	$120,903,616
*	For the year ended December 31, 2020, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$384,580	$—

Net realized gain on investments before taxes	536,678	—

Net change in unrealized appreciation of investments before taxes	(5,621,686)	(5,404,955)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on nonaccrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of December 31, 2020, the fair value of the Trust’s nonaccrual assets was $4,529,482, or 3.1% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s nonaccrual assets was $10,376,780, or 6.8% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of December 31, 2020, the fair value of the Trust’s PIK non-accrual assets was $2,051,326, or 1.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $2,443,050, or 1.6% of the total cost of the Trust’s portfolio.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2020, the Trust did not have realized taxable long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of the Trust’s net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2020, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-in Capital	Total Distributable Earnings
(138,992)	138,992

The Trusts’ current income tax benefit as shown on the Statement of Operations is $(474,927) which is comprised of excise tax expense related to the regulated investment company of $138,992 as well as tax benefit related to the PI Subsidiary Trust as described in the table below of $(613,919).

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The PI Subsidiary Trust had $185,790 of taxable income as of December 31, 2020.

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2020 Annual Report

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The components of income taxes included in the PI Subsidiary Trust were as follows:

Income tax expense (benefit)

Current:
Federal	$(504,098)
State	(109,821)
Total current	(613,919)

Deferred:
Federal	$—
State	—
Total deferred	—
Total income tax benefit from continuing operations	$(613,919)

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2020, the PI Subsidiary Trust has no net deferred tax liability.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2020 were as follows:

Deferred tax assets/(liabilities):

Net operating loss carryover	$149,959
Total deferred tax assets	149,959
Less valuation allowance	(121,227)
Net deferred tax asset	28,733
Unrealized loss on investments	(28,733)
Total deferred tax liabilities	(28,733)
Net deferred tax liability	$—

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2020.

A reconciliation of the differences between the PI Subsidiary Trust’s income tax expense and the amount computed by applying the prevailing U.S. federal tax rate to pretax income for the year ended December 31, 2020 is as follows:

	Amount	Percentage
Provision for income at the U.S. federal rate	$39,016	21.00%
State tax, net of federal effect	8,500	4.58%
Change in valuation allowance	(182,676)	(98.32)%
True-up	(478,759)	(257.69)%
Income tax benefit	$(613,919)	(330.44)%

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

The tax basis components of distributable earnings at December 31, 2020 are as follows:

Undistributed Ordinary Income	$1,937,476
Accumulated Realized Gain	4,366,366
Capital Loss Carryover	(12,070)
Net Unrealized Appreciation/(Depreciation)	(4,331,535)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.

The following information is provided on a tax basis as of December 31, 2020:

Tax Cost	$152,808,882
Tax Unrealized Appreciation	8,289,084
Tax Unrealized Depreciation	(12,620,619)
Net Unrealized Depreciation	(4,331,535)

The tax character of distributions declared during the years ended December 31, 2019 and 2020 was as follows:

Distributions paid from:	2020	2019

Ordinary Income	$8,481,360	$11,410,602

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Senior Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2020, the Trust incurred total interest expense on the Note of $613,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $16,281,705 as of December 31, 2020. The fair value measurement of the Note would be categorized as a Level 3 under ASC 820.

5.	Purchases and Sales of Investments

	For the year ended 12/31/2020
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$42,731,248	$42,541,794

Corporate public securities	6,100,245	4,604,117

6.	Risks

Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: market risk; volatility risk; credit, counterparty and liquidity risk; loan risk; prepayment and extension risk; duration risk; below investment grade (high yield/junk bond) instruments risk; borrowing and leverage risk; and management risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

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2020 Annual Report

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LIBOR

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

7.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At December 31, 2020, the Trust had the following unfunded commitments:

Investment	Unfunded Amount	Unfunded Value
Beacon Pointe Advisors, LLC	$363,636	$370,787
CORA Health Services, Inc.	80,301	80,879
Dart Buyer, Inc	281,175	286,162
Foundation Risk Partners, Corp. (1st Lien)	99,376	99,395
Foundation Risk Partners, Corp. (2nd Lien)	222,222	223,016
IGL Holdings III Corp.	511,653	511,371
Kano Laboratories LLC	395,138	394,979
Options Technology Ltd	335,621	336,772

Investment	Unfunded Amount	Unfunded Value
ROI Solutions, LLC	$961,561	$969,297
Safety Products	446,247	446,173
SEKO Worldwide, LLC	250,909	252,294
Springbrook Software	448,116	449,820
The Hilb Group, LLC	126,776	126,751
Transit Technologies LLC	780,310	738,954
U.S. Retirement & Benefits Partners, Inc.	26,183	26,174
Total	$5,329,224	$5,312,824

As of December 31, 2020 unfunded commitments had unrealized depreciation of $(16,400) or (0.01)% of net assets.

8.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the year ended December 31, 2020, the Trust paid its Trustees aggregate remuneration of $291,250, including compensation to Mr. Joyal. During the year, the Trust did not pay any compensation to Mr. Noreen. Each of Messrs. Joyal and Noreen is an “interested person” (as defined by the 1940 Act) of the Trust.

All of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Barings). For the year ended December 31, 2020, Barings paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust’s Trustees, is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Barings.

9.	Certifications (Unaudited)

As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10.	Quarterly Results of Investment Operations (Unaudited)

	March 31, 2020
	Amount	Per Share
Investment income	$3,518,403
Net investment income	2,788,295	$0.26
Net realized and unrealized loss on investments (net of taxes)	(11,233,880)	(1.06)

	June 30, 2020
	Amount	Per Share
Investment income	$2,711,944
Net investment income	2,023,305	$0.19
Net realized and unrealized gain on investments (net of taxes)	20,738	0.00

	September 30, 2020
	Amount	Per Share
Investment income	$2,634,304
Net investment income	2,123,495	$0.20
Net realized and unrealized gain on investments (net of taxes)	3,734,931	0.35

	December 31, 2020
	Amount	Per Share
Investment income	$4,334,179
Net investment income	3,695,382	$0.35
Net realized and unrealized gain on investments (net of taxes)	3,196,801	0.30

11.	Subsequent Events

The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2020, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

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2020 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Barings Participation Investors:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Barings Participation Investors and subsidiary (collectively, the “Trust”), including the consolidated schedule of investments, as of December 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “consolidated financial statements”) and the consolidated selected financial highlights (the “consolidated financial highlights”) for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians and agent banks or by other appropriate auditing procedures when replies from agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Trust since 2004.

Boston, Massachusetts

March 1, 2021

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 INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (63) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee / Nominee, Chairman	Term expires 2021; Trustee since 2009	Head of Global Investment Strategy (since 2019); Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings; President (2005-2009), Vice President (1993-2005) of the Trusts.	2	Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors; President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

*	Mr. Noreen is classified as an “interested person” of each Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of each Trust and his former position as President of Barings.
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2020 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (76) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2021; Trustee since 2003	Retired (since 2003); President (2001-2003), Barings; President (1993-2003) of the Trusts.	2	Trustee (since 2003), President (1993-2003), Barings Corporate Investors; Trustee (2003-2020), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (2003-2020), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (2012-2020), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (2012-2020), MassMutual Premier Funds (open-end investment company advised by MassMutual); Director (2013-2018), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); Director (2012-2017), Ormat Technologies, Inc. (geothermal energy company); Director (2013-2016), Baring Asset Management (Korea) Limited (company that engages in asset management, business administration and investment management); Director (2006-2014), Jefferies Group, Inc. (financial services); Director (2018-2021) Jefferies Financial Group (financial services).

*	Mr. Joyal retired as President of Barings in June 2003. In addition and as noted above, Mr. Joyal was a former Director of Jefferies Financial Group, which is the parent company of Jefferies Finance, LLC, and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Barings or any other advisory accounts over which Barings has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an “interested person” of the Trusts and Barings (as defined by the 1940 Act).

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INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (63) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2023; Trustee since 2005	Private Investor; Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Corporate Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (64) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2023; Trustee since 2013	Retired (since 2018); Managing Director and General Partner (1993-2018), Boston Ventures Management (private equity firm).	2	Trustee (since 2013), Barings Corporate Investors; Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (70) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2021; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2	Trustee (since 2012), Barings Corporate Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2010-2017), Larkburger, Inc. (restaurant chain).

Susan B. Sweeney (68) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2022; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	111	Trustee (since 2012), Barings Corporate Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual).

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INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (64) 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2023; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/BT Securities.	2	Trustee (since 2007), Barings Corporate Investors, Member of the Board of Directors (since 1998) and President of the Board (since 2002), Peters Valley School of Craft (non-profit arts organization); Member of the Board of Directors (since 2014) and Treasurer (since 2017), Charles Lawrence Keith & Clara Miller Foundation (non-profit philanthropic foundation); Member of the Board of Directors (since 2015) and Treasurer of the Board (since 2016), Greater Pike Community Foundation (non-profit philanthropic foundation).

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OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With the Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Christina Emery (47) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020	Managing Director (since 2011), Director (2007-2011), Associate Director (2005-2007), Barings; President (since 2020), Vice President (2018-2020), Barings Corporate Investors; Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Member of the Investment Committee (since 2018), Tower Square Capital Partners II/III/IV; Member of the Investment Committee and Principal (since 2020), Barings Small Business Fund.

Jonathan Bock (39) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2020	Managing Director (since 2018), Barings; Chief Financial Officer (since 2020) Barings Corporate Investors, Trustee (since 2020), Treasurer (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Financial Officer (since 2018), Barings BDC, Inc. (business development company advised by Barings); Chief Financial Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Managing Director (2011-2018), Wells Fargo.

Jill Dinerman (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2020	General Counsel (since 2020), Managing Director (since 2016), Deputy General Counsel (January-November 2020), Corporate Secretary (2018-2020), Associate General Counsel (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings Corporate Investors; Vice President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer and Secretary (since 2020), Assistant Secretary (2019-2020), Barings Funds Trust (open-end Investment company advised by Barings); Chief Legal Officer and Secretary (since 2020), Assistant Secretary (2019-2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since 2019), Baring International Investments Limited.

Michael Cowart (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2020	Director (since 2018), Barings; Chief Compliance Officer (since 2020), Barings Corporate Investors; Chief Compliance Officer (since 2020), Barings Funds Trust (open-end investment company advised by Barings); Chief Compliance Officer (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Compliance Officer (since 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since 2019), Barings Securities LLC.

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2020 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With the Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Elizabeth Murray (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since 2020	Managing Director (since 2020), Director (2018-2020), Barings; Principal Accounting Officer (since 2020), Barings Corporate Investors; Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Treasurer (since 2020), Barings Funds Trust (open-end investment company advised by Barings); Treasurer (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since 2019), Jocassee Partners LLC; Vice President of Financial Reporting (2012-2018), Barings BDC, Inc. (f/k/a Triangle Capital Corporation).

Christopher Hanscom (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2017	Director (since 2018), Associate Director (2015-2018), Analyst (2005-2015), Barings; Treasurer (since 2017), Barings Corporate Investors; Assistant Controller (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.

Ashlee Steinnerd (39) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2020	Director (since 2019), Barings; Secretary (since 2020) Barings Corporate Investors; Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Secretary (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Senior Counsel (2011-2019), Securities and Exchange Commission.

Alexandra Pacini (28) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2020	Analyst (since 2017), Barings; Assistant Secretary (since 2020), Barings Corporate Investors; Assistant Secretary (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Assistant Secretary (since 2020), Barings Funds Trust (open-end investment company advised by Barings); Assistant Secretary (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings).

Sean Feeley (53) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011	Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Jonathan Landsberg (36) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2020	Director (since 2018), Barings; Vice President (since 2020), Barings Corporate Investors; Vice President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust; Director of Finance and Head of Investor Relations (since 2020), Assistant Director of Finance (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Director of Finance and Head of Investor Relations (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal (since 2019), Jocassee Partners LLC; Board Member (since 2020), Thompson Rivers LLC; Research Analyst (2014-2018), Wells Fargo Securities.
*

 Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on October 21, 2020.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Retired Managing Director and General Partner Boston Ventures Management	Edward P. Grace* President Phelps Grace International, Inc
Robert E. Joyal Retired President, Barings LLC	Clifford M. Noreen Head of Global Investment Strategy Massachusetts Mutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Clifford M. Noreen Chairman	Christina Emery President	Jonathan Bock Chief Financial Officer
Jill Dinerman Chief Legal Officer	Michael Cowart Chief Compliance Officer	Elizabeth Murray Principal Accounting Officer
Christopher Hanscom Treasurer	Ashlee Steinnerd Secretary	Alexandra Pacini Assistant Secretary
Sean Feeley Vice President	Jonathan Landsberg Vice President

*	Member of the Audit Committee
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Barings PARTICIPATION INVESTORS 2020 Annual Report

PI6370

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financials Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.barings.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Michael H. Brown, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Brown is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.

Fees Billed to the Registrant:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Audit Fees	$144,722	$134,722
Audit-Related Fees	0	0
Tax Fees	51,665	51,665
All Other Fees	0	0
Total Fees	$196,387	$186,387

Non-Audit Fees Billed to Barings and MassMutual:

	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Audit-Related Fees	$2,701,000	$1,939,000
Tax Fees	7,354,000	4,707,000
All Other Fees	84,000	138,000
Total Fees	$10,139,000	$6,784,000

The category "Audit Fees" refers to performing an audit of the Registrant's annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant, Barings and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2020, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2019 and 2020 for the Registrant and for the non-audit services provided to Barings, and Barings' parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2019 fees billed represent final 2019 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2019 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2019 Annual Form N-CSR, but are now properly included in the 2019 fees billed to the Registrant, Barings and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.barings.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Barings’ Global Proxy Voting Policy:

Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics on proxies to Barings as its research provider (the “Research Provider”) . It is Barings’ Global Proxy Voting Policy to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Barings’ Proxy Voting Procedures:

Typically, Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Team will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Team. If a Material Conflict is identified by a Proxy Analyst or the proxy administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict. Pre-vote communications with proxy solicitors are prohibited. In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Barings’ Chief Compliance Officer prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Barings’ Chief Compliance Officer.

Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy

Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Christina Emery serves as the President of the Registrant (since January 2020) and as one of its Portfolio Managers. Ms. Emery began her service to the Registrant in 2017 as a Vice President. With over 18 years of industry experience, Ms. Emery is a senior member of Barings’ Global Private Finance Group. She is responsible for originating, executing and monitoring North American private finance investments with management responsibilities. Prior to joining Barings in 2005, she held a position in investment banking at Legg Mason and had various operations roles at Abbott Laboratories. Ms. Emery holds a B.S. from the University of Virginia and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. Ms. Emery also serves as President of Barings Corporate Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM. Ms. Emery has primary responsibility for overseeing the investment of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings’ investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. He is a portfolio manager for Barings’ U.S. High Yield Investments Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute. Mr. Feeley also serves as Vice President of Barings Corporate Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

 OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGEMENT TEAM.

				NUMBER OF
				ACCOUNTS	APPROXIMATE
		TOTAL		WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE[1,2]	ADVISORY FEE	FEE ACCOUNTS[1,2]

Eric	Registered	4	$1,428	0	$0
Lloyd [3]	Investment
	Companies

	Other Pooled	2	$0.078	0	$0
	Investment
	Vehicles

	Other	1	$220	0	$0
	Accounts

Christina	Registered	1	$335	0	$0
Emery	Investment
	Companies

	Other Pooled	10	$237	0	$0
	Investment
	Vehicles

	Other	7	$1,024	0	$0
	Accounts

Sean	Registered	8	$3,205	0	$0
Feeley	Investment
	Companies

	Other Pooled	9	$2,978	0	$0
	Investment
	Vehicles

	Other	28	$4,188	0	$0
	Accounts

1	Account assets have been calculated as of December 31, 2020.
2	Account size in millions.
3	Mr. Lloyd, as head of Barings' Global Private Finance Group, has overall responsibility for all middle market senior and mezzanine securities managed by Barings. Except for the accounts noted in the table above, Mr. Lloyd is not primarily responsible for the day-to-day management of other accounts managed by Barings' Global Private Finance Group.

MATERIAL CONFLICTS OF INTEREST.  The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts.  These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts.  Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: For some its advisory clients, Barings can effect cross-trades whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. When Barings effects cross-trades there is an inherent conflict of interest since Barings has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership or economic interest and/or is entitled to a performance fee. In order to address this conflicts of interest, cross trades involving advisory client accounts are required to comply with Barings Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any affiliated transaction is consistent with all applicable regulatory requirements governing such transactions and with Barings’ fiduciary obligations to the clients involved in any such transactions.,

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts, which are summarized below under Item 12 – Brokerage Practices, Global Investment Allocation Policy. In addition, as noted above, to address the conflicts, Barings has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result/ of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy, as summarized above.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy which are summarized below under Item 12 –Brokerage Practices, Counterparty Selection/Recommendations and Directed/Restricted Brokerage.

As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION.  Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.

Base Salary

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus - Short Term Incentive (STI)

The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a portfolio manager, (ii) financial performance of Barings, (iii) client satisfaction and (iv) teamwork. STI is typically paid in February/March following the performance year for which the award is based.

Long-Term Incentives (LTI)

Barings’ long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will generally result in a forfeiture of unvested LTI awards.

BENEFICIAL OWNERSHIP: As of December 31, 2020, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Eric Lloyd	$0
Christina Emery	$0
Sean Feeley	$0

*  Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)	ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 11, 2021

By:	/s/ Jonathan Bock
Jonathan Bock Chief Financial Officer

Date:	March 11, 2021